UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                        SCHEDULE 14A


Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [XX]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]	Preliminary Proxy Statement
[  ] Confidential, for use of the Commission Only
[  ]	Definitive Proxy Statement
[XX]	Definitive Additional Materials
[  ]	Soliciting Material Pursuant to 240.14a-11(c) or
240.14a-12

Commission File No. 0-2666

			250 West 57th Street Associates
		(Name of Registrant as Specified In Its Charter)


		(Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[XX] No fee required

[  ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which
transaction applies:

2)	Aggregate number of securities to which
transaction applies:

3)	Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and determined):

	4)	Proposed maximum aggregate value of transaction:

	5)   Total fee paid:


[  ] Fee paid previously with preliminary materials.

[  ]	Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
	3)	Filing Party:
        4)      Date Filed:


                250 WEST 57th ST. ASSOCIATES
                  c/o Wien & Malkin LLP
                   Lincoln Building
                 60 East 42nd Street
                New York, New York 10165-0015
                 Telephone (212) 687-8700
                 Telecopier (212) 986-7679




							August 17, 1999



TO NON-CONSENTING PARTICIPANTS IN 250 WEST 57TH ST.
ASSOCIATES:


        I am pleased to advise you that we have now received the necessary consents from the Participants in 250 West 57th St. Associates to the improvement and financing program and refinancing authority recommended in the Agents' letter of June 28, 1999. Accordingly, the program is now in effect.

        I have not received your consent. I would still like you to affirm your consent and actively participate in the consent process. Therefore, I have enclosed another consent form. I recommend that you consent by promptly signing and returning this form in the self-addressed envelope.

        If you have any question, please contact one of my partners in Wien & Malkin LLP, Alvin Silverman, Stanley
Katzman or Thomas N. Keltner, Jr.



						Sincerely,




						Peter L. Malkin